UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2019

Commission file number: 1-03319

Quad M Solutions, Inc.

Idaho	82-0144710
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

122 Dickinson Avenue, Toms River, NJ	08753
(Address of Registrant’s Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (732) 423-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Quad M Solutions, Inc., f/k/a Mineral Mountain Mining & Milling Company (the “Company”) is filing this Form 8-K/A, Amendment No. 1 to its Form 8-K, filed on October 22, 2019, to clarify the disclosure in Item 5.02, specifically with respect to the resignation of Michael S Miller as a director, as set forth below.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2019, the Company received an email resignation from Mr. Miller as member of the Company’s Board of Directors. A copy of Mr. Miller’s email is attached as Exhibit 17.4.2 to this Form 8-K.  Mr. Miller did not express any disagreements with the operations, policies or practices of the Company on any matters.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

17.4.2	Email resignation of Michael S. Miller as a director dated October 17, 2019, filed herewith.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Quad M Solutions, Inc.

Dated: November 29, 2019	By:	/s/ Pat Dileo
	Name:	Pat Dileo
	Title:	Chief Executive Officer (Principal Executive Officer)

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